Welcome

Fidelity

Net Income
(Dollars millions)



6.8
5.8
4.8
3.8
2.8
1.8
1.0
$6.3
$1.6
'11
'12
'13
Core, Net Income
'14
Core, Net Income
1st Q
' 15

Net Income Per Share



$ 3
2
1
0
2.62
(Dollars millions)
'10
'11
'12
'13
'14

Fidelity



Assets (Dollars millions)
$702
700
675
650
625
610
570
530
490
450
410
370
1st Q
'11
'12
'13
'14
'15


Total Loans & Leases, Net
(Dollars millions)
$512
500
470
455
440
425
410
395
380
365
350
1st Q
'11
'12
'13
'14
'15
Fidelity

2014 Loan Results

Net Loan Growth:

6%	9%	11%	27%
Commercial	Residential	Consumer	Indirect Dealer

Fidelity


Fidelity
bankstrong.com
THE #1 MORTGAGE LENDER IN THE AREA.*
*BASED ON PEER COMMUNITY BANK AND HMDA DATA.

Fidelity



Deposits (Dollars millions)
$602
600
590
550
535
520
505
490
475
460
445
430
1st Q
'11
'12
'13
'14
'15

Fidelity

2014 Deposit Results

6%	12%	33%	9%
Business Deposit Growth	Consumer Checking Growth	Public Deposit Growth	Retail & Business Savings and MMDA Growth

Fidelity

Wealth Management Revenue

(Trust and Financial Services)


$1,218
$343
1st Q
1200
1150
1100
1050
1000
950
900
850
800
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
(Thousands)
'10
'11
'12
'13
'14
'15

Fidelity

Total Past Due & Non Accrual %



3.5
3
2.5
2
1.5
1
0.5
0
3.24
2.06
2.09
2.31
1.33
1.52
1.76
1.78
1.24
Mar
June
Sep
Dec
Mar
June
Sep
Dec
Mar
2013 - 2014 - 2015

Fidelity

Fidelity

bankstrong.com

MEMBER FDIC

EQUAL HOUSING LENDER

Fidelity D & D Bancorp, Inc.

2015 Annual Meeting of Shareholders

Supplemental Financial Information
Year ended December 31, 2014
and First Quarter 2015

Salvatore R. DeFrancesco, Jr., CPA, CGMA
Treasurer and Chief Financial Officer
May 5, 2015

Fidelity
D&D Bancorp, Inc.

Forward-looking Statements

This presentation contains forward-looking statements that describe our future plans, strategies and expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. These risks and uncertainties include, among other things without limitation:

- *the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers' ability to repay loans;*
- *the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;*
- *the impact of new laws and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations promulgated there under;*
- *impacts of the new capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;*
- *governmental monetary and fiscal policies, as well as legislative and regulatory changes;*
- *effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;*
- *the effect of changes in accounting policies and practices, as may be adopted by banking regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;*
- *the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;*
- *the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;*
- *technological changes;*
- *acquisitions and integration of acquired businesses;*
- *the failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;*
- *volatility in the securities markets;*
- *acts of war or terrorism; and*
- *disruption of credit and equity markets; and*
- *other risks and uncertainties described in this presentation and the other reports that Fidelity D & D Bancorp, Inc. files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.*

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Income Statement Summary

Dollars in Thousands except per share information	Year-To-Date December 31, 2014	2013	Variance
Net Interest Income	$ 21,927	$ 20,885	$ 1,042
Provision for Loan Loss	1,060	2,550	(1,490)
Net Interest Income after Loan Loss	20,867	18,335	2,532
Other Income	7,354	10,541	(3,187)
Total Other Operating Income	7,354	10,541	(3,187)
Salaries and Benefits	9,877	9,363	514
Credit-related Collection/Foreclosure Costs	568	1,117	(549)
FDIC Premiums	358	464	(106)
FHLB Prepayment Fee	457	-	457
Other Operating Expense	8,443	8,175	268
Total Noninterest Expense	19,703	19,119	584
Income before Taxes	8,518	9,757	(1,239)
Tax Provision	2,166	2,635	(469)
Net Income	**$ 6,352**	**$ 7,122**	**$ (770)**
Earnings Per Share (Diluted)	**$ 2.62**	**$ 3.02**	**$ (0.40)**
Dividends Per Share	**$ 1.10**	**$ 1.10**	**$ -**

Core Income Statement Proforma

Dollars in Thousands except per share information (Non-GAAP)	Year-To-Date December 31, 2014	2013	Variance
Net Interest Income	$ 21,927	$ 20,885	$ 1,042
Provision for Loan Loss	1,060	2,550	(1,490)
Net Interest Income after Loan Loss	20,867	18,335	2,532
Other Income	6,755	7,373	(618)
Total Other Operating Income	6,755	7,373	(618)
Salaries and Benefits	9,877	9,363	514
Credit-related Collection/Foreclosure Costs	568	1,117	(549)
FDIC Premiums	358	464	(106)
Other Operating Expense	8,443	8,175	268
Total Noninterest Expense	19,246	19,119	127
Income before Taxes	8,375	6,589	1,786
Tax Provision (Benefit)	2,116	1,558	558
Core Net Income	**$ 6,259**	**$ 5,031**	**$ 1,228**
Core Earnings Per Share (Diluted)	**$ 2.58**	**$ 2.13**	**$ 0.45**
Dividends Per Share	**$ 1.10**	**$ 1.10**	**$ -**

Selected Financial Data

(unaudited, dollars in thousands except per share data)

Reconciliation of Non-GAAP Financial Measures:	Twelve Months Ended Dec. 31, 2014	Twelve Months Ended Dec. 31, 2013
Reported net income (GAAP)	$ 6,352	$ 7,122
Adjust: Gain on sale of securities, net (net of tax)	(395)	(2,091)
Adjust: Prepayment penalties related to debt paydown (net of tax)	302	-
Total Adjustments	(93)	(2,091)
Core net income	$ 6,259	$ 5,031
Selected returns and financial ratios:		
Core Diluted Earnings Per Share	**$ 2.58**	**$ 2.13**
Diluted Earnings Per Share	$ 2.62	$ 3.02
Core Return on Average Assets	**0.95%**	**0.81%**
Return on Average Assets	0.96%	1.15%
Core Return on Average Equity	**8.99%**	**8.27%**
Return on Average Equity	9.12%	11.70%

Non-GAAP Measures:
This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures adjust GAAP measures to exclude the effects of sales of securities and certain non-recurring expense. Where non-GAAP disclosures are used in this presentation, the comparable GAAP measure, as well as a reconciliation to the comparable GAAP measure, is provided in the above table. Because of the non-recurring nature of the excluded items, management believes that these non-GAAP measures provided useful information that is important to an understanding of the operating results of the Company's core business. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Fidelity D & D Bancorp, Inc.

Net Interest Margin



4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.89%
3.89%
3.80%
3.80%
3.75%
2010
2011
2012
2013
2014
Years
UBPR Peer Group

The UBPR peer group are all insured commercial banks having assets between $300 million and $1 billion

Fidelity
D&D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands	December 31, 2014	December 31, 2013	Twelve month Variance
Assets			
Cash & cash equivalents	$ 25,851	$ 13,218	$ 12,633
Securities	97,896	97,423	473
Loans and Leases	516,661	479,061	37,600
Allowance for Loan Loss	(9,173)	(8,928)	(245)
Net Loans	507,488	470,133	37,355
Premises & Equipment	14,846	13,602	1,245
Other Assets	30,403	29,449	955
TOTAL ASSETS	$ 676,485	$ 623,825	$ 52,660
Liabilities & Equity			
Non-interest-bearing Demand Deposits	$ 129,370	$ 122,919	$ 6,451
NOW, Savings, Money Markets	353,769	293,080	60,689
Time Deposits	103,805	113,699	(9,894)
Total Deposits	586,944	529,698	57,246
Short-term Borrowings	3,969	8,642	(4,673)
FHLB Advances	10,000	16,000	(6,000)
Other Liabilities	3,353	3,425	(72)
TOTAL LIABILITIES	604,266	557,765	46,501
Equity	72,219	66,060	6,159
TOTAL LIABILITIES & EQUITY	$ 676,485	$ 623,825	$ 52,660

Unaudited Income Statement Summary

Dollars in Thousands except per share information	Quarterly		Year-over-year
	1Q '15	1Q '14	Variance
Net Interest Income	$ 5,607	$ 5,295	$ 312
Provision for Loan Loss	150	300	(150)
Net Interest Income after Loan Loss	5,457	4,995	462
Gain on sale of securities	$ 2	$ 207	(205)
Other Income	1,748	1,531	217
Total Other Operating Income	1,750	1,738	12
Salaries and Benefits	2,653	2,476	177
Premises and Equipment	941	917	24
Advertising and Marketing	387	332	55
Professional Services	338	318	20
Credit-related Collection/Foreclosure Costs	129	112	17
Other Operating Expense	639	630	9
Total Noninterest Expense	5,087	4,785	302
Income before Taxes	2,120	1,948	172
Tax Provision (Benefit)	547	492	55
Net Income	**$ 1,573**	**$ 1,456**	**$ 117**
Earnings Per Share (Diluted)	**$ 0.64**	**$ 0.61**	**$ 0.03**
Dividends Per Share	**$ 0.25**	**$ 0.25**	**$ -**


Net Interest Margin
4.25%
3.75%
3.25%
3.79%
3.79%
3.78%
3.65%
3.68%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Quarter Ended
The UBPR peer group are all insured commercial banks having assets between $300 million and $1 billion
UBPR Peer Group

Fidelity D&D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands * Unaudited	March 31, 2015*	December 31, 2014	1st Quarter Variance	March 31, 2014*	Y-O-Y Variance
Assets					
Cash & cash equivalents	$ 18,983	$ 25,851	$ (6,868)	$ 32,099	$ (13,117)
Securities	126,481	97,896	28,585	102,213	24,268
Loans and Leases	520,854	516,662	4,193	484,015	36,839
Allowance for Loan Loss	(9,208)	(9,173)	(35)	(8,899)	(309)
Net Loans	511,646	507,489	4,158	475,116	36,530
Premises & Equipment	14,931	14,846	85	14,410	521
Other Assets	30,466	30,404	62	30,591	(124)
TOTAL ASSETS	$ 702,507	$ 676,485	$ 26,022	$ 654,429	$ 48,078
Liabilities & Equity					
Non-interest-bearing Demand Deposits	$ 133,846	$ 129,370	$ 4,476	$ 132,096	$ 1,750
NOW, Savings, Money Markets	363,786	352,944	10,842	311,801	51,985
Time Deposits	104,110	104,630	(520)	110,869	(6,759)
Total Deposits	601,742	586,944	14,798	554,766	46,976
Short-term Borrowings	13,773	3,969	9,804	12,327	1,446
FHLB Advances	10,000	10,000	-	16,000	(6,000)
Other Liabilities	3,470	3,353	117	3,487	(18)
TOTAL LIABILITIES	628,985	604,266	24,719	586,580	42,404
Equity	73,522	72,219	1,303	67,849	5,674
TOTAL LIABILITIES & EQUITY	$ 702,507	$ 676,485	$ 26,022	$ 654,429	$ 48,078

Fidelity D & D Bancorp, Inc.

Balance Sheet Growth



800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
($000)
561,673
606,742
601,525
623,825
676,485
702,507
482,448
407,903
515,802
398,186
514,660
424,584
529,698
469,216
586,944
506,327
601,742
510,488
2010
2011
2012
2013
2014
3/31/2015
Deposits
Net Loans
Borrowings
Assets

D&D Bancorp, Inc.

Capital Adequacy Ratios

	March 31, 2015	December 31, 2014	March 31, 2014	Well Capitalized
Total - Risk Based Capital	15.2%	15.3%	15.5%	10.0%
Tier I - Common Equity	13.9%	N/A	N/A	6.5%
Tier I - Risk Based Capital	13.9%	14.0%	14.2%	8.0%
Leverage	10.1%	10.0%	10.3%	5.0%

Managing WEALTH

Trust Department Overview

Trust Solutions

Corporate Trust

- Corporate Trustee
- Paying Agent
- Escrow Agent
- Investment Management

Personal Trust

- Revocable Trusts
- Irrevocable Trusts
- Testamentary Trusts
- Investment Management
- IRAs
- Guardianships
- Life Insurance Trusts
- Special Needs Trusts



- Retirement
- College Planning
- Tax Planning
- Estate Planning & Settlement
- Investing for Wealth Accumulation and Wealth Preservation

Fidelity

Growth of the Business

- Of the 5 local community banks with trust departments, Fidelity is 2nd largest in assets and in fee generation.



Fee Trends


$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2009
2010
2011
2012
2013
2014
2015

Fidelity

Personal Trust Asset Growth


Year End Market Value
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Fidelity

Department Performance



Another year of continuous upward trends:

- Revenue increases
- Growth of Personal Trust assets
- Positive Income after Direct Expenses
- Positive Income after Indirect Expenses
- Positive contribution to ROA

Increases due to consistent growth & conscientious expense control

Fidelity

Our Clients









Fidelity

Corporate Trust

- Local School Districts
- Local Municipalities
  - Cities
  - Boroughs
  - Counties
- Local Sewer Authorities
- Pipeline for new business

Fidelity

2015 Outlook

- Anticipating a record year…
  - Increases in revenue, asset growth, new households
  - Currently achieved 43% of our annual budget
  - New business pipeline
  - Referrals to other lines of business
  - Enhancement of COI relationships
  - Continued expense control
  - Remain committed to compliant business practices

Fidelity

Managing Wealth At Fidelity Bank

Trusted Financial Advisors
Serving the Needs of our Clients
&
Achieving the Goals of our Organization

Fidelity

Thank you for your continued support of our efforts.

Relationship BUILDING

Relationship Building Strategy



Goal:
- Trusted Financial Advisor

Process:
- Calling Program
- Communication and Teamwork
- Industry Expertise
- Portfolio alignment with specific roles
- Utilization of loan participations and programs, such as Small Business Administration (SBA), Federal Home Loan Bank Business on Banking (BOB) and United States Department of Agriculture (USDA)

Fidelity

Results in comparison to 2013

6%	22%	33%	85%
Business Deposit Growth	Referrals to other departments	Public Deposit Growth	Customer and Prospect Meetings

Fidelity

Results in comparison to 2013

Net Loan Growth:

6%	9%	11%	27%
Commercial	Residential	Consumer	Indirect Dealer

Fidelity

Client Endorsements

"Our long-standing relationship with Fidelity Bank has been instrumental in our growth and success. For over 20-years we have relied on the expertise and accessibility of all Fidelity team members. Whether it's providing capital for a new project, establishing new accounts, or investment advice, we know we can depend on professional and courteous service. We view our relationship with Fidelity as a partnership. It's a big bank with a small-town feel. We are proud to be part of the Fidelity Family!"

Michael P. Kelly, MBA, NHA, President

Susan Keefer, RN, BSN, NHA

Client Endorsements

From the moment we were introduced, Fidelity Bank has been an integral part of Veterinary Referral and Emergency Center's business. We were provided with a financial foundation, direction, and flexible tools to not only start a business, but allow it to grow exponentially over the past 5 years.

Many banks have since tried to garner our business, but none can compare to the support, trust and partnership that has been created between VREC and Fidelity bank. We are fortunate to have them as part of our team.

Nichole A. Danova, DVM

President/Director of Surgery

Veterinary Referral and Emergency Center


Fidelity BANK

RISK MANAGEMENT

Risks and Reward



As we are reminded every time we read the news, we live in a world filled with risk.

Although specific risks differ between banks, businesses, and families, we all have similar worries:

making sure the things we own and the people we care for are safe from loss and harm.

At Fidelity Bank, we face risk of loss and harm from a number of sources.

Fidelity

Enterprise Risk Management System (ERM)

ERM systems:

1) Improve communication across the organization;

2) Adapt agency guidance to our risk profile;

3) Tie risk assessments to our capital;

4) Help us manage operational risk;

5) Provide us with a competitive advantage.


STRATEGIC
OPERATIONS
REPORTING
COMPLIANCE
Internal Environment
Objective Setting
Event Identification
Risk Assessment
Risk Response
Control Activities
Information & Communication
Monitoring
ENTITY-LEVEL
DIVISION
BUSINESS UNIT
SUBSIDIARY

Fidelity

Asset Quality Control



Since loans comprise about 75% of our total assets and since commercial loans comprise about 55% of our total loans, it follows that we would place great emphasis on making quality loan decisions.

Fidelity

Total Past Due & Non Accrual %


3.5
3
2.5
2
1.5
1
0.5
0
3.24
2.06
2.09
2.31
1.33
1.52
1.76
1.78
1.24
Mar
June
Sep
Dec
Mar
June
Sep
Dec
Mar

2013 - 2014 - 2015

Fidelity

Non-performing assets / ALLL


200.00%
180.00%
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
175.47%
154.30%
65.22%
57.47%
139.20%
115.11%
91.95%
75.64%
2011
2012
2013
2014

Fidelity

ALLL / Non-accrual Loans



ALLL / NON ACCRUALS (X)
Peer
Fidelity
2.50
2.00
1.50
1.00
0.50
0.00
0.73
0.58
0.92
0.75
1.19
1.58
1.53
2.19
2011
2012
2013
2014

Fidelity

Commercial Loan Portfolio


"TOTAL" Commercial Ratings by Percentage of Portfolio Dec 2013
1
2
3
4
5
6
7
1 1%
2 9%
3 26%
4 46%
5 10%
6 3%
7 5%


"TOTAL" Commercial Ratings by Percentage of Portfolio Dec 2014
1
2
3
4
5
6
7
1 1%
2 4%
3 30%
4 44%
5 13%
6 3%
7 5%

Fidelity

Net Charge - Offs


Total Net Charge Offs % -
Quarterly - to Date
0.0045
0.0035
0.0025
0.0015
0.0005
-0.0005
$ 1,286,126
0.285%
$539,721
0.116%
$ 341,235
0.074%
$ 427,056
0.089%
$ 329,000
0.068%
$170,289
0.034%
($38,080)
0.008%
$ 353,555
0.068%
$ 115,615
0.022%
1st Qtr 13
2nd Qtr 13
3rd Qtr 13
4th Qtr 13
1st Qtr 14
2nd Qtr 14
3rd Qtr 14
4th Qtr 14
1st Qtr 15
2013 - 2014 - 2015

The amount of our net charge-offs decreased 70% from 2013 to an average net charge-off of just .0425% of our total loan portfolio.

Fidelity

A disciplined approach to

RISK

Strategic FOCUS

Relationship Banking Model


Customer Loyalty Based Approach To Growth
Customer Needs Based Value Creation
De-commoditize Products By Solutions Based Delivery
Competitive Differentiation From Product Driven Model
Sustainable Shareholder Value Creation
Trusted Advisor

Proactive Relationship Banking

- Earning the Trusted Financial Advisor status by identifying clients and utilizing a consultative approach to proactively develop and manage each client relationship to enhance value.

COMMUNITY
INVOLVEMENT

Community Involvement



Loose Change Changes Lives at Fidelity Bank

Loose change; it lives in on dressers, in car cup holders and in the bottom of purses. Now

Collection bucket distribution started in February at each of the 11 local Fidelity branches. The campaign runs

especially when the cause is to benefit children and families in need."

The students at the Fell Charter School, in Simpson are rising to the challenge, and joining the Fidelity Bank Bucket Brigade. The seventh and eighth graders below are excited and committed to raising funds to make a difference. Seventh Grader Kyler Epstein realizes



Fidelity BANK
Give Change to Make a Change

Fidelity Bank is always proud and eager to help our community. In 2014, nearly $200,000 was given to local organizations through sponsorships, donations and in-kind support. In addition, over 400 employee volunteer hours were contributed to dozens of local organizations.

"Give Change to Make Change!" coin drive campaign is one of our charitable causes to benefit the Catherine McCauley Center and Women's Resource Center which aid victims of homelessness and abuse in NEPA.

Fidelity

Community Involvement



This Spring, 19 Fidelity Bankers from all 11 offices taught almost 1000 students in grades K-4 financial life skills through the "Teach Children to Save" program in celebration of Community Banking Month which takes place nationwide throughout the month of April.





Fidelity

Fidelity Bank Brand Awareness

- Noticeable improvement in the “extremely satisfied” regarding customer perception
    - Friendliness of tellers 81% (+14% vs 2012)
    - Professionalism of bank management 70% (+10% vs 2012)
    - Bank Reputation 70% (+7% in 2012)

Fidelity

2015
Reader's
Choice
Winner

THE TRIBORO BANNER

Readers'
2013
CHOICE
The Times-Tribune

Fidelity

Total Number of Households


21,952
19,791
20,000
10,000
1st Q
'11
'12
'13
'14
'15

Fidelity

Channel Comparison

Wallet Share



2008
RDC 129,482 3.27%
Mobile 0 0.00%
Teller 1,052,237 26.55%
Tel 109,201 2.76%
Wire 6,979 0.18%
ATM 303,013 7.65%
ACH 1,100,544 27.77%
Online 114,581 2.89%
POS 1,147,270 28.95%



2015
RDC 113,521 6.32%
Mobile 10,729 0.60%
Teller 235,815 13.14%
Tel 32,233 1.80%
Wire 2,421 0.13%
ATM 94,810 5.28%
ACH 499,194 27.81%
Online 82,754 4.61%
POS 723,487 40.31%

	2008-2015 % Change
Teller	-13.41%
ATM	-2.36%
Tel	-0.96%
Wire	-0.04%
ACH	0.04%
Mobile	0.60%
Online	1.72%
RDC	3.06%
POS	11.36%

Grand openings coming soon





Grand opening of our New Moosic and Pittston Branch coming up in June!



Fidelity

Fidelity
bankatfidelity.com

Social media posts on community banking, supporting local business and financial literacy

Fidelity Bank
April 10 at 5:08am

Small businesses are the engine of job creation, 60-80% of new jobs come from small biz. Community banks like Fidelity are a major source of their funding. In 2014 Fidelity provided $61.5 million in loans to 376 local businesses sustaining thousands of area jobs. Switch to Fidelity Today! www.bankatfidelity.com or 1-800-388-4380 #BankLocally #smallbiz



KS,

Fidelity Bank

Please click below to see a respected, independent, unbiased third party like Bauer Financial, report on our recent successes being rated a 5 star bank.

BANKATFIDELITY.COM

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Fidelity Bank
April 9 at 8:30am

April is Community Bank Month. Fidelity Bank is a community bank which means that we are locally owned and operated and we make lending decisions right here at home. We are instrumental in making our communities better places to live and work by lending to local residents, entrepreneurs and business owners—all of which keep NEPA growing and thriving #bankLocally #communitybanking



Who are Community Banks?
700,000
77%
59%
46%
OPEN

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Fidelity

OLB Rebrand- June 6


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Routing Number: #031303129
FDIC


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FDIC

Anytime Banking! Tablet



Fidelity



Fidelity BANK
Logout
Transfers
Checking
*7851
Balance
$5.33
Line of Credit
*2100
Balance
$5.33
$ 60.00
We've got all we need
From account
To account
Amount
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Fidelity

Net Income Per Share



$2.62
$ 3
2
1
0
'10
'11
'12
'13
'14

Fidelity

Book Value Per Share



$
30
25
20
15
10
5
$29.75
'10
'11
'12
'13
'14

Fidelity

Fidelity

bankatfidelity.com

RANKED IN THE TOP 200 COMMUNITY BANKS IN THE COUNTRY BY THE ABA

AMERICAN BANKERS ASSOCIATION

Fidelity

Fidelity D & D Bancorp, Inc.



Total Return Performance
Fidelity D & D Bancorp, Inc.
NASDAQ Composite
SNL Bank Pink > $500M
300
275
250
225
200
175
150
125
100
75
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14

	Period Ending					
Index	**12/31/09**	**12/31/10**	**12/31/11**	**12/31/12**	**12/31/13**	**12/31/14**
Fidelity D & D Bancorp, Inc.	100.00	139.20	150.05	155.44	209.86	271.54
NASDAQ Composite	100.00	118.15	117.22	138.02	193.47	222.16
SNL Bank Pink > $500M	100.00	105.64	103.86	114.53	139.20	163.18

Fidelity

IT’S NOT ABOUT
BEING THE BEST
IT’S ABOUT
BEING BETTER
THAN YOU WERE
YESTERDAY

Thank You!